ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
                       $711,648,000 (APPROXIMATE BALANCE)          JUNE 26, 2001
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2

APPROXIMATE SECURITIES STRUCTURE:
---------------------------------
                                         EXPECTED      EXPECTED
           EXPECTED     APPROXIMATE       CREDIT       WEIGHTED       EXPECTED
            RATING      FACE/NOTIONAL    SUPPORT     AVERAGE LIFE     PAYMENT
CLASS(a)  S&P/FITCH     AMOUNT (MM)    (% OF UPB)    (YEARS) (b)     WINDOW (b)
--------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
--------------------------------------------------------------------------------
A1       AAA/AAA           $147.1          23.000%        5.70       8/01-12/10
A2       AAA/AAA            455.9          23.000         9.75       12/10-6/11
B        AA/AA               35.2          18.500         9.93       6/11-6/11
C        AA-/AA-             11.7          17.000         9.93       6/11-6/11
D        A/A                 15.7          15.000         9.93       6/11-6/11
E        A-/A-                9.8          13.750         9.93       6/11-6/11
--------------------------------------------------------------------------------
PRIVATELY OFFERED CLASSES (c)
--------------------------------------------------------------------------------
F        BBB+/BBB+           15.7          11.750
G        BBB/BBB             10.8          10.375
H        BBB-/BBB-            9.8           9.125
J        BB+/BB+             24.5           6.000
K        BB/BB                5.9           5.250
L        BB-/BB-              5.9           4.500
M        B+/B+               11.7           3.000
N        B/B                  3.9           2.500
O        B-/B-                3.9           2.000
P        CCC                  3.9           1.500
Q        NR                  11.7           -
X(d)(e)
X-1(d)(f)
X-2(d)(g)
TOTAL SECURITIES        $    783.1
--------------------------------------------------------------------------------
(a) Class A1 is expected to have a fixed pass-through rate. Classes A2 through E are expected to have a fixed pass-through rate subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c)  Not offered hereby.
(d)  Notional amount on interest only class.
(e)  WAC IO
(f)  Support IO
(g)  Targeted Interest Distribution

KEY FEATURES:
-------------
Lead Managers:                  Goldman, Sachs & Co.
                                Deutsche Banc Alex. Brown
Collateral Contributors:        GMAC Commercial Mortgage Corporation
                                (35.24%)
                                Archon Financial, L.P. (GSMC) (47.71%)
                                German American Capital Corporation (DB)
                                (17.05%)
Collateral:                     97 Mortgage Loans ($783,106,497)
Master Servicer:                GMAC Commercial Mortgage Corporation
Special Servicer:               GMAC Commercial Mortgage Corporation
Trustee:                        LaSalle Bank, N.A.
Launch:                         July 2001
Pricing:                        July 2001
Closing:                        July 2001
Cut-Off Date:                   July 1st and 5th
Distribution Date:              15th of each month, or following business
                                day (commencing August 15, 2001)
Payment Delay:                  14 days
ERISA Eligible:                 Classes A through H are expected to be
                                ERISA eligible subject to certain
                                conditions for eligibility
SMMEA Eligible:                 Classes A-1, A-2, and B are expected to be
                                SMMEA securities upon issuance
Structure:                      Sequential pay
Day Count:                      30/360
Tax Treatment:                  REMIC
Rated Final Distribution Date:  December 15, 2034
Cleanup Call:                   1.0%
Minimum Denominations:          Publicly Offered Classes: $25,000 & $1
Delivery:                       DTC

--------------------------------------------------------------------------------
COLLATERAL FACTS:
-----------------
Cut-Off Date Loan Principal Balance:                     $783,106,497
Number of Mortgage Loans:                                          97
Number of Mortgaged Properties:                                   116
Average Mortgage Loan Cut-Off Date Balance:                $8,073,263
Weighted Average Current Mortgage Rate:                        7.526%
Weighted Average Loan U/W DSCR (a):                             1.33x
Weighted Average Loan Cut-Off Date LTV Ratio (a):              73.24%
Weighted Average Remaining Term to Maturity (months):           115.7
Weighted Average Remaining Amortization Term (months):          347.9
Prepayment Lockout/Defeasance as % of Total:                   95.58%
Balloon Loans as % of Total (b):                               98.48%
Single Largest Asset as % of Total:                             4.20%
Five Largest Assets as % of Total:                             19.31%
Ten Largest Assets as % of Total:                              33.68%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.
(b) Includes ARD loans totaling $62.8 million and 8.02% of the Mortgage Loan Cut-Off date balance.

TEN LARGEST LOANS OR SPONSORS:
------------------------------
                                         % BY
                             CURRENT     LOAN
LOAN                         BALANCE   POOL UPB   LTV    DSCR  PROPERTY TYPE
--------------------------------------------------------------------------------
Lichtenstein Portfolio     $52,880,926    6.75%  73.40%  1.21x Office/Industrial
Corporate Woods Office
  Bldg.                     32,226,729    4.12   74.95   1.25  Office
Kollinger Portfolio         31,446,365    4.02   79.32   1.28  Multifamily
Fig Garden Village          29,935,440    3.82   74.84   1.33  Anchored Retail
Ames Industrial             28,162,436    3.60   70.41   1.31  Industrial
Presidential Market Center  27,979,836    3.57   77.72   1.28  Anchored Retail
Clarity Building            27,960,900    3.57   74.96   1.27  Office
Club Apartments Portfolio   26,212,435    3.35   61.39   1.49  Multifamily
JTS Portfolio               21,955,006    2.80   79.33   1.31  Office
Princeton Park Corporate
  Center                    19,486,594    2.49   73.53   1.26  Office
                          ------------   -----   -----   ----
TOTAL/WTD. AVG.           $298,246,667   38.09%  73.99%  1.29x

SELECTED LOAN DATA:
-------------------

                      NUMBER OF       LOAN POOL CUT-OFF DATE BALANCE
GEOGRAPHIC            MORTGAGED  -------------------------------------------
DISTRIBUTION          PROPERTIES CURRENT BALANCE  % BY UPB   WTD. AVG. DSCR
----------------------------------------------------------------------------
California                 13      $132,439,390     16.91%        1.37x
Pennsylvania               11       104,892,983     13.39         1.26
Texas                      18        98,700,271     12.60         1.36
Florida                    12        43,376,773      5.54         1.31
New Jersey                  6        39,052,977      4.99         1.44
Other (a)                  56       364,644,103     46.56         1.32
                           --       -----------     -----
TOTAL/WTD. AVG.           116      $783,106,497    100.00%        1.33x
----------------------------------------------------------------------------
(a) Includes 23 states.

                      NUMBER OF        LOAN POOL CUT-OFF DATE BALANCE
                      MORTGAGED   -----------------------------------------
PROPERTY TYPE         PROPERTIES  CURRENT BALANCE % BY UPB   WTD. AVG. DSCR
---------------------------------------------------------------------------
Office                     32      $235,439,911     30.06%       1.28x
Multifamily (a)            38       212,760,351     27.17        1.33
Anchored Retail            17       187,057,550     23.89        1.31
Industrial                 15        79,530,826     10.16        1.29
Hospitality                 5        47,757,021      6.10        1.70
Unanchored Retail           9        20,560,838      2.63        1.42
                            -        ----------      ----
TOTAL/WTD. AVG.           116      $783,106,497    100.00%       1.33x
---------------------------------------------------------------------------
(a) Includes 1 Manufactured Housing property (0.66% of UPB).

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

O    For purposes of calculating principal distributions of the Certificates:

     -- Available principal will be allocated sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N, O, P and Q certificates.

     -- In case the principal balance of the Class Q, P, O, N, M, L, K, J, H, G, F, E, D, C, and B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.

O Each Class will be subordinate to the Class A1, A2, X (WAC IO), X-1 (Support IO) and X-2 (Targeted Interest Distribution) and to each Class with an earlier alphabetic designation than such Class. Each of the Class A1, A2, X, X-1 and X-2 Certificates will be of equal priority.

O    All Classes will pay interest on a 30/360 basis.

O Principal Losses will be allocated in reverse alphabetical order to Class Q, P, O, N, M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.

o The Master Servicer will cover net prepayment interest shortfalls on the loans provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to two basis points per annum on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing
     Fee) will be allocated pro rata (based on interest entitlements) to all regular Certificates.

O Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X, X-1 and X-2.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     OVERVIEW OF INTEREST ONLY CERTIFICATES
--------------------------------------------------------------------------------

The Notional Amount of Class X Certificates will be equal to __% of the sum of all Certificate Balances outstanding from time to time. The Notional Amount of Class X-1 Certificates will be equal to __% of the sum of all Certificate Balances outstanding from time to time. The Notional Amount of the Class X-2 Certificates at any time on or before the Distribution Date occurring in ____,20__, will be an amount equal to __% of the sum of the Certificate Balances of the Class B, Class C, Class D, Class E, Class F and Class G Certificates outstanding from time to time and __% of the Class A-2B Component (as defined herein). After such Distribution Date, the Notional Amount of the Class X-2 Certificates will be equal to zero.

The aggregate certificate balance of the Class A-2 Certificates will be deemed to consist of two components (each a "Component"), each having the same "Pass-Through Rate" as the Class A-2 Certificates. One of the Components (the "Class A-2A Component") will have a balance (a "Component Balance") initially equal to $____, which amount will be deemed reduced by the amount of all distributions of principal made to the Class A-2 Certificates until such Component Balance is reduced to zero. The other Component (the "Class A-2B Component") will have a Component Balance equal to $___ which, following the reduction of the Component Balance of the Class A-2A Component to zero, will be deemed reduced by the amount of all subsequent distributions in reduction of the aggregate certificate balance of the Class A-2 Certificates until the Component Balance of the Class A-2B Component (and the aggregate certificate balance of the Class A-2 Certificates) has been reduced to zero.

The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will, in general, equal the weighted average of the Class X-1 Strip Rates for the respective classes of Principal Balance certificates (or, in the case of the Class A-2 Certificates, the Class A-2A and Class A-2B Components thereof) for such Distribution Date (weighted on the basis of the respective balances of such classes of Certificates or the Component Balances of such Components outstanding immediately prior to such Distribution Date). The "Class X-1 Strip Rate" in respect of any class of Principal Balance Certificates (or in the case of the Class A-2 Certificates, the Class A-2A Component or the Class A-2B Component) for any Distribution Date will, in general, equal (i) the Weighted Average Net Mortgage Rate for such Distribution Date minus (ii) (x) in the case of the Class A-1, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class Q Certificates and the Class A-2A Component, the Pass-Through Rate for such class of Certificates or such Component and (y) in the case of the Class A-2B Component and the Class B, Class C, Class D, Class E, Class F and Class G Certificates (I) for any Distribution Date occurring on or before ____,20__, the rate per annum corresponding to such Distribution Date as set forth on a specified schedule and (II) for any Distribution Date occurring after ___,20__, the Pass-Through Rate for such class of Certificates or such Component (but in no event will any Class X-1 Strip Rate be less than zero).

The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date will, through ___, 20__, in general, equal the weighted average of the Class X-2 Strip Rates for the Class A-2B Component and the Class B, Class C, Class D, Class E, Class F and Class G Certificates for such Distribution Date (weighted on the basis of the respective certificate balances of such Classes of Certificates or the Component Balance of such Component outstanding immediately prior to such Distribution
Date). The "Class X-2 Strip Rate" in respect of the Class A-2B Component and the Class B, Class C, Class D, Class E, Class F and Class G Certificates for any Distribution Date will, in general, equal the lesser of (x) the rate per annum corresponding to such Distribution Date as set forth on a specified schedule and
(y) the Weighted Average Net Mortgage Rate for such Distribution Date; minus the Pass-Through Rate for such class of Certificates or such Component for such Distribution Date (but in no event will any Class X-2 Strip Rate be less than zero). The Class X-2 will be fully retired no later than ____, 20__.

The Pass-Through Rate applicable to the Class X Certificates for each Distribution Date subsequent to the initial Distribution Date will, in general, equal the weighted average of the Class X Strip Rates for the respective balances of each class of principal balance certificates for such Distribution Date (weighted on the basis of the relative Certificate Balance of such class of Certificates outstanding immediately prior to such Distribution Date). The "Class X Strip Rate" for such classes or principal balance certificates for any Distribution Date will, in general, equal (i) the Weighted Average Net Mortgage Rate for such Distribution Date minus (ii) the respective Pass-Through Rate of such class.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ALLOCATION OF PREPAYMENT PREMIUMS
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS

Any Prepayment Premium collected with respect to a Mortgage Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such distribution date. Such class will be entitled to an aggregate amount (allocable on a pro rata basis based on principal payments if there is more than one Class of Principal Balance Certificates entitled to a distribution of principal) equal to the lesser of (a) such Prepayment Premium Payment and (b) such Prepayment Premium Payment multiplied by a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to the most senior of such Classes of Principal Balance Certificates then outstanding (or, in the case of two Classes of Class A Certificates, the one with the earlier payment priority), over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

The portion, if any, of the Prepayment Premium remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X and Class X-1 Certificates, with __% of such portion allocated to the Class X Certificates and __% allocated to the Class X-1 Certificates. For the purposes of the foregoing, the classes J, K, L, M, N, O, P and Q are the excluded classes.

The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions:

     o    Three Classes of Certificates: Class A-1, X-1 and X

     o The Notional Amount of the Class X and X-1 Certificates will each be equal to 50% of the sum of all Certificate Balances outstanding.

     o    The characteristics of the Mortgage Loan being prepaid are as follows

          o    Loan Balance: $10,000,000
          o    Mortgage Rate: 7.50%
          o    Maturity Date: 10 years (July 1, 2011)

     o    The Discount Rate is equal to 5.20%

     o    The Class A-1 Pass-Through Rate is equal to 6.04%

-------------------------------------------------------------------------------------------------------------------------------
METHOD                                          CLASS A-1 CERTIFICATES      CLASS X CERTIFICATES       CLASS X-1 CERTIFICATES
-------------------------------------------------------------------------------------------------------------------------------
(CLASS A-1 PASS THROUGH RATE - DISCOUNT RATE)      (6.04% - 5.20%)       50.0% x (100.00% - 36.52%)  50.0% x (100.00% - 36.52%)
---------------------------------------------      ---------------
       (MORTGAGE RATE - DISCOUNT RATE)             (7.50% - 5.20%)
                                               --------------------------------------------------------------------------------
PREPAYMENT ALLOCATION                                   36.52%                     31.74%                      31.74%
-------------------------------------------------------------------------------------------------------------------------------

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (a) (b)
------------------------------------------------------------------

PREPAYMENT               JULY       JULY       JULY       JULY      JULY       JULY       JULY       JULY
RESTRICTIONS             2001       2002       2003       2004      2005       2006       2007       2008
-----------------------------------------------------------------------------------------------------------
Locked Out              100.00%    100.00%     10.40%     9.53%      0.00%      0.00%      0.00%     0.00%
Defeasance                0.00       0.00      85.18     86.06      95.59      95.42      95.43     93.47
Greater of 1% or YM       0.00       0.00       4.42      4.41       4.41       4.58       4.57      4.58
Open                      0.00       0.00       0.00      0.00       0.00       0.00       0.00      1.95
TOTAL                   100.00%    100.00%    100.00%   100.00%    100.00%    100.00%    100.00%   100.00%
UPB (MM)               $783.11    $776.07    $768.43   $760.21    $751.19    $713.87    $703.75   $691.80
% OF INITIAL UPB        100.00%     99.10%     98.13%    97.08%     95.92%     91.16%     89.87%    88.34%
-----------------------------------------------------------------------------------------------------------

PREPAYMENT               JULY       JULY       JULY       JULY      JULY       JULY       JULY       JULY
RESTRICTIONS             2009       2010       2011       2012      2013       2014       2015       2016
-----------------------------------------------------------------------------------------------------------
Locked Out                0.00%      0.00%      0.00%     0.00%      0.00%      0.00%      0.00%     0.00%
Defeasance               94.93      94.53     100.00    100.00     100.00     100.00     100.00    100.00
Greater of 1% or YM       4.66       4.69       0.00      0.00       0.00       0.00       0.00      0.00
Open                      0.40       0.78       0.00      0.00       0.00       0.00       0.00      0.00
TOTAL                   100.00%    100.00%    100.00%   100.00%    100.00%    100.00%    100.00%   100.00%
UPB (MM)               $666.69    $648.72     $11.51     $6.36      $4.49      $3.51      $2.45     $1.31
% OF INITIAL UPB         85.13%     82.84%      1.47%     0.81%      0.57%      0.45%      0.31%     0.17%
-----------------------------------------------------------------------------------------------------------

(a) Table calculated using modeling assumptions.
(b) Differences in totals may exist due to rounding.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)
(Prepayments Locked Out through Lock Out period and Defeasance period and Yield
               Maintenance period then run at the indicated CPRs)
--------------------------------------------------------------------------------

                                PREPAYMENT ASSUMPTIONS (CPR)
           --------------------------------------------------------------------
             0% CPR         25% CPR        50% CPR       75% CPR       100% CPR
 ------------------------------------------------------------------------------
 A1           5.70            5.69           5.68          5.67          5.58
 A2           9.75            9.74           9.72          9.69          9.52
 B            9.93            9.93           9.89          9.84          9.68
 C            9.93            9.93           9.93          9.90          9.68
 D            9.93            9.93           9.93          9.93          9.68
 E            9.93            9.93           9.93          9.93          9.68
 ------------------------------------------------------------------------------

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------

                                                                      PERCENTAGE
                                                                          OF
                                                                       AGGREGATE        AVERAGE                      WEIGHTED
                                   NUMBER OF        CUT-OFF             CUT-OFF         CUT-OFF       WEIGHTED        AVERAGE
       RANGE OF CUT-OFF DATE       MORTGAGE          DATE                DATE            DATE          AVERAGE       MORTGAGE
            BALANCES ($)             LOANS          BALANCE             BALANCE         BALANCE         DSCR           RATE
            ------------             -----          -------             -------         -------         ----           ----
          894,026 - 999,999            2           $1,807,932           0.23%           $903,966        1.47x         7.775%
       1,000,000 - 1,999,999          12           17,657,076           2.25           1,471,423        1.29          7.643
       2,000,000 - 2,999,999          11           29,046,090           3.71           2,640,554        1.36          7.588
       3,000,000 - 3,999,999          11           37,057,303           4.73           3,368,846        1.36          7.618
       4,000,000 - 4,999,999           8           37,191,295           4.75           4,648,912        1.36          7.659
       5,000,000 - 5,999,999          10           54,526,326           6.96           5,452,633        1.29          7.607
       6,000,000 - 6,999,999           2           13,019,079           1.66           6,509,539        1.29          7.431
       7,000,000 - 7,999,999           9           68,390,653           8.73           7,598,961        1.45          7.344
       8,000,000 - 8,999,999           4           33,658,476           4.30           8,414,619        1.29          7.425
       9,000,000 - 9,999,999           2           19,160,427           2.45           9,580,213        1.34          7.270
      10,000,000 - 11,999,999          8           90,115,675          11.51          11,264,459        1.25          7.547
      12,000,000 - 13,999,999          3           37,317,550           4.77          12,439,183        1.32          7.213
      14,000,000 - 16,999,999          6           97,359,316          12.43          16,226,553        1.44          7.871
      17,000,000 - 19,999,999          1           19,486,594           2.49          19,486,594        1.26          7.880
      20,000,000 - 24,999,999          1           21,955,006           2.80          21,955,006        1.31          7.470
      25,000,000 - 49,999,999          7          205,357,699          26.22          29,336,814        1.30          7.406
                                       -          -----------         ------
TOTAL/WTD. AVG.                       97         $783,106,497         100.00%       $  8,073,263        1.33X         7.526%
                                      ==          ===========         ======



  WEIGHTED
   AVERAGE      WEIGHTED
  REMAINING      AVERAGE
   TERM TO       CUT-OFF
  MATURITY      DATE LTV
    (MOS)         RATIO
    -----         -----
    118.5        66.17%
    117.0        73.25
    117.2        73.63
    115.1        70.17
    119.2        72.53
    116.7        76.00
    116.6        76.95
    110.9        71.98
    117.0        76.45
     86.6        76.22
    127.1        74.07
     98.6        76.59
    112.4        69.35
    119.0        73.53
    117.0        79.33
    117.7        72.77

    115.7        73.24%


THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (a)

                                                          PERCENTAGE OF                                           WEIGHTED
                           NUMBER OF                        AGGREGATE                             WEIGHTED        AVERAGE
                           MORTGAGED     CUT-OFF DATE     CUT-OFF DATE      AVERAGE CUT-OFF        AVERAGE        MORTGAGE
PROPERTY STATE            PROPERTIES       BALANCE           BALANCE          DATE BALANCE          DSCR            RATE
--------------            ----------       -------           -------          ------------          ----            ----
California                   13        $132,439,390            16.91%        $10,187,645            1.37x            7.402%
Pennsylvania                 11         104,892,983           13.39            9,535,726            1.26             7.612
Texas                        18          98,700,271           12.60            5,483,348            1.36             7.689
Florida                      12          43,376,773            5.54            3,614,731            1.31             7.886
New Jersey                    6          39,052,977            4.99            6,508,829            1.44             7.784
Georgia                       3          33,233,631            4.24           11,077,877            1.28             7.617
Missouri                      1          32,226,729            4.12           32,226,729            1.25             7.640
Kentucky                      3          31,446,365            4.02           10,482,122            1.28             7.239
Louisiana                     5          30,730,236            3.92            6,146,047            1.36             7.435
Nevada                        3          27,295,473            3.49            9,098,491            1.29             7.213
Delaware                      2          26,212,435            3.35           13,106,217            1.49             7.050
North Carolina                4          23,594,128            3.01            5,898,532            1.35             7.357
Colorado                      3          19,220,314            2.45            6,406,771            1.31             7.443
Washington                    3          18,738,910            2.39            6,246,303            1.27             7.510
Maryland                      4          18,472,287            2.36            4,618,072            1.28             7.616
Alabama                       3          16,243,487            2.07            5,414,496            1.28             7.495
Illinois                      3          15,540,659            1.98            5,180,220            1.32             7.392
New York                      3          14,288,129            1.82            4,762,710            1.47             8.132
Michigan                      3          12,290,290            1.57            4,096,763            1.28             7.190
Wisconsin                     1           7,993,126            1.02            7,993,126            1.40             6.760
Arizona                       2           7,962,841            1.02            3,981,421            1.35             7.726
Virginia                      1           7,583,832            0.97            7,583,832            1.36             7.300
Connecticut                   4           7,135,632            0.91            1,783,908            1.29             7.545
Indiana                       1           4,688,592            0.60            4,688,592            1.33             7.730
Tennessee                     1           4,496,469            0.57            4,496,469            1.27             7.220
South Carolina                1           2,993,978            0.38            2,993,978            1.54             7.550
Minnesota                     1           1,158,607            0.15            1,158,607            1.41             7.745
Ohio                          1           1,097,955           0.14             1,097,955            1.22             7.690
                              -           ---------           -----

TOTAL/WTD. AVG.             116        $783,106,497          100.00%          $6,750,918            1.33X            7.526%
                            ===        ============          ========


 WEIGHTED
  AVERAGE
 REMAINING       WEIGHTED
  TERM TO        AVERAGE
 MATURITY        CUT-OFF
   (MOS)      DATE LTV RATIO
   -----      --------------
 116.9            74.06%
 125.0            73.15
 112.1            69.74
 116.8            69.63
 118.3            69.96
 118.9            77.34
 119.0            74.95
  79.7            79.32
 117.1            78.45
 118.0            75.08
 118.0            61.39
 118.2            76.36
 118.2            72.68
 117.7            75.83
 116.2            73.69
 117.2            78.01
  85.2            78.04
 111.5            62.77
 119.0            79.81
 119.0            79.14
 116.7            74.18
 117.0            70.88
 117.0            71.81
 116.0            78.14
 119.0            79.94
 117.0            65.09
 118.0            68.96
 141.0            68.62


 115.7            73.24%





--------------------------------------------------------------------------------
(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans, each of which is allocated a cut-off balance based on the allocated loan amount.
--------------------------------------------------------------------------------

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                                     [MAP]
WASHINGTON     2.39%
CALIFORNIA    16.91%
NEVADA         3.49%
ARIZONA        1.02%
COLORADO       2.45%
TEXAS         12.60%
MINNESOTA      0.15%
WISCONSIN      1.02%
ILLINOIS       1.98%
MISSOURI       4.12%
LOUISIANA      3.92%
MICHIGAN       1.57%
INDIANA        0.60%
KENTUCKY       4.02%
TENNESSEE      0.57%
ALABAMA        2.07%
OHIO           0.14%
NEW YORK       1.82%
PENNSYLVANIA  13.39%
VIRGINIA       0.97%
NORTH CAROLINA 3.01%
SOUTH CAROLINA 0.38%
GEORGIA        4.24%
FLORIDA        5.54%
CONNECTICUT    0.91%
NEW JERSEY     4.99%
DELAWARE       3.35%
MARYLAND       2.36%

                               [PIE CHART]


CALIFORNIA          16.91%
PENNSYLVANIA        13.39%
TEXAS               12.60%
FLORIDA              5.54%
NEW JERSEY           4.99%
GEORGIA              4.24%
MISSOURI             4.12%
KENTUCKY             4.02%
OTHER (a)           34.19%

(a) Other includes 20 states.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

DISTRIBUTION OF PROPERTY TYPES


                                                           PERCENTAGE OF
                           NUMBER OF                         AGGREGATE                                           WEIGHTED
                           MORTGAGED     CUT-OFF DATE       CUT-OFF DATE    AVERAGE CUT-OFF  WEIGHTED AVERAGE     AVERAGE
PROPERTY TYPE             PROPERTIES        BALANCE           BALANCE        DATE BALANCE          DSCR        MORTGAGE RATE
-------------             ----------        -------           -------        ------------          ----        -------------
Office                       32           $235,439,911        30.06%         $7,357,497            1.28x         7.593%
Multifamily                  38            212,760,351        27.17            5,598,957            1.33          7.251
Anchored Retail              17            187,057,550        23.89           11,003,385            1.31          7.605
Industrial                   15             79,530,826        10.16            5,302,055            1.29          7.498
Hospitality                   5             47,757,021         6.10            9,551,404            1.70          7.989
Unanchored Retail             9             20,560,838         2.63            2,284,538            1.42          7.929
                              -             ----------         ----
TOTAL/WTD. AVG.             116           $783,106,497         100.00%        $6,750,918            1.33X         7.526%
                            ===           ============         =======

                   WEIGHTED
WEIGHTED AVERAGE   AVERAGE
    REMAINING      CUT-OFF
TERM TO MATURITY   DATE LTV
      (MOS)           RATIO
      -----           -----
   117.5          74.21%
   109.1          74.88
   119.9          72.98
   117.6          72.86
   116.6          66.37
   114.5          64.98

   115.7          73.24%


                                  [PIE CHART]

HOSPITALITY         6.10%
UNANCHORED
 RETAIL             2.63%
OFFICE             30.06%
MULTIFAMILY (A)    27.17%
ANCHORED RETAIL    23.89%
INDUSTRIAL         10.16%

(a) Includes one property for a total of $5,146,544 million (0.66% of UPB) that is Manufactured Housing.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS


                                                       PERCENTAGE OF
RANGE OF DEBT                                             AGGREGATE         AVERAGE                            WEIGHTED
SERVICE COVERAGE       NUMBER OF       CUT-OFF DATE     CUT-OFF DATE      CUT-OFF DATE       WEIGHTED          AVERAGE
RATIOS              MORTGAGE LOANS       BALANCE           BALANCE          BALANCE        AVERAGE DSCR     MORTGAGE RATE
------              --------------       -------           -------          -------        ------------     -------------
1.17 - 1.20x               7            $41,430,219           5.29%        $5,918,603           1.20x            7.702%
1.21 - 1.30               44            377,691,241         48.23           8,583,892           1.26            7.522
1.31 - 1.40               31            255,420,614         32.62           8,239,375           1.35            7.483
1.41 - 1.50                7             62,529,884          7.98           8,932,841           1.46            7.373
1.51 - 1.60                4             16,578,812          2.12           4,144,703           1.55            7.886
1.81 - 1.90                3             22,229,158          2.84           7,409,719           1.85            7.939
2.01 - 2.11                1              7,226,570          0.92           7,226,570           2.11            7.500
                           -              ---------          ----
TOTAL/WTD. AVG.           97           $783,106,497        100.00%         $8,073,263          1.33X             7.526%
                          ==           ============        ========


      WEIGHTED
      AVERAGE          WEIGHTED
   REMAINING TERM       AVERAGE
     TO MATURITY      CUT-OFF DATE
        (MOS)          LTV RATIO
        -----          ---------
       138.0              73.57%
       116.5             75.68
       110.4             72.69
       117.9             67.54
       117.6             61.18
       112.2             67.59
       117.0             57.58

       115.7             73.24%


DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS


RANGE OF CUT-OFF                                        PERCENTAGE OF
    DATE                                                  AGGREGATE         AVERAGE                            WEIGHTED
LOAN-TO-VALUE          NUMBER OF       CUT-OFF DATE     CUT-OFF DATE      CUT-OFF DATE       WEIGHTED          AVERAGE
RATIOS              MORTGAGE LOANS       BALANCE           BALANCE          BALANCE        AVERAGE DSCR     MORTGAGE RATE
------              --------------       -------           -------          -------        ------------     -------------
40.1 - 45.0%               1            $ 3,137,384           0.40%       $ 3,137,384           1.84x            8.500%
55.1 - 60.0                4             27,682,693          3.53           6,920,673           1.61            8.137
60.1 - 65.0                4             38,108,179          4.87           9,527,045           1.49            7.296
65.1 - 70.0               13             65,821,499          8.41           5,063,192           1.38            7.797
70.1 - 75.0               32            347,136,000         44.33          10,848,000           1.31            7.560
75.1 - 80.0               43            301,220,742         38.46           7,005,134           1.30            7.390
                          --            -----------         -----

TOTAL/WTD. AVG.           97           $783,106,497         100.00%       $ 8,073,263           1.33X            7.526%
                          ==           ============         =======
      WEIGHTED
       AVERAGE          WEIGHTED
   REMAINING TERM       AVERAGE
     TO MATURITY      CUT-OFF DATE
        (MOS)          LTV RATIO
        -----          ---------
        99.0               40.48%
       102.2              57.75
       116.7              61.88
       116.6              66.83
       119.7              72.96
       112.0              78.16


       115.7               73.24%


THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

DISTRIBUTION OF MORTGAGE INTEREST RATES


                                                            PERCENTAGE OF
                            NUMBER OF                         AGGREGATE         AVERAGE                          WEIGHTED
RANGE OF                    MORTGAGE       CUT-OFF DATE      CUT-OFF DATE    CUT-OFF DATE       WEIGHTED          AVERAGE
MORTGAGE RATES                LOANS           BALANCE          BALANCE          BALANCE       AVERAGE DSCR     MORTGAGE RATE
--------------                -----           -------          -------          -------       ------------     -------------
 6.7501 - 7.0000%              5            $ 42,957,205          5.49%         $ 8,591,441       1.36x           6.923%
 7.0001 - 7.2500              16             166,455,765         21.26           10,403,485       1.33            7.157
 7.2501 - 7.5000              24             177,933,880         22.72            7,413,912       1.33            7.391
 7.5001 - 7.7500              26             226,298,437         28.90            8,703,786       1.29            7.654
 7.7501 - 8.0000              18             124,108,665         15.85            6,894,926       1.38            7.909
 8.0001 - 8.2500               4              19,780,401          2.53            4,945,100       1.27            8.134
 8.2501 - 8.5000               4              25,572,143         3.27             6,393,036       1.47            8.417
                               -              ----------         -----

TOTAL/WTD. AVG.               97            $783,106,497         100.00%        $ 8,073,263       1.33X           7.526%
                              ==            ============         =======
    WEIGHTED
    AVERAGE         WEIGHTED
   REMAINING         AVERAGE
    TERM TO       CUT-OFF DATE
 MATURITY (MOS)     LTV RATIO
 --------------     ---------
     100.7           78.73%
     111.7           74.20
     122.1           73.29
     117.2           73.74
     118.2           73.12
     113.2           69.67
      97.3           56.29


     115.7           73.24%


DISTRIBUTION OF REMAINING AMORTIZATION TERMS


                                                            PERCENTAGE OF
                            NUMBER OF                         AGGREGATE         AVERAGE                          WEIGHTED
RANGE OF REMAINING          MORTGAGE       CUT-OFF DATE      CUT-OFF DATE    CUT-OFF DATE       WEIGHTED          AVERAGE
AMORTIZATION TERMS (MOS)      LOANS           BALANCE          BALANCE          BALANCE       AVERAGE DSCR     MORTGAGE RATE
171 - 190                      1             $11,937,314          1.52%        $ 11,937,314       1.20x           7.500%
231 - 250                      1               2,816,297          0.36            2,816,297       1.49            8.230
251 - 270                      1               5,584,376          0.71            5,584,376       1.27            7.500
271 - 290                      1               3,137,384          0.40            3,137,384       1.84            8.500
291 - 310                     10              64,896,377          8.29            6,489,638       1.59            7.828
331 - 360                     82             693,636,794         88.58            8,458,985       1.31            7.491
361 - 363                      1               1,097,955          0.14            1,097,955       1.22            7.690
                               -               ---------          ----

TOTAL/WTD. AVG.               97            $783,106,497        100.00%        $  8,073,263       1.33X           7.526%
                              ==            ============        ========

    WEIGHTED
    AVERAGE         WEIGHTED
   REMAINING         AVERAGE
    TERM TO       CUT-OFF DATE
 MATURITY (MOS)     LTV RATIO
     190.0           71.27%
     118.0           70.41
     118.0           76.50
      99.0           40.48
     117.2           67.70
     114.2           73.93
     141.0           68.62


     115.7           73.24%


THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY


                                                               PERCENTAGE OF
                                NUMBER OF                        AGGREGATE        AVERAGE                         WEIGHTED
RANGE OF ORIGINAL TERM TO       MORTGAGE       CUT-OFF DATE     CUT-OFF DATE    CUT-OFF DATE      WEIGHTED        AVERAGE
MATURITY (MOS)                    LOANS          BALANCE          BALANCE         BALANCE       AVERAGE DSCR   MORTGAGE RATE
--------------                    -----          -------          -------         -------       ------------   -------------

60 - 83                            3           $  29,119,414         3.72%       $ 9,706,471        1.33x           7.061%

84 - 120                          90             729,170,842        93.11          8,101,898        1.34            7.548

121 - 180                          3              12,878,926         1.64          4,292,975        1.29            7.366

181 - 240                          1              11,937,314         1.52         11,937,314        1.20            7.500
                                   -              ----------        -----

TOTAL/WTD. AVG.                   97            $783,106,497       100.00%       $ 8,073,263        1.33x           7.526%
                                  ==            ============       =======
    WEIGHTED
     AVERAGE         WEIGHTED
 REMAINING TERM      AVERAGE
   TO MATURITY     CUT-OFF DATE
      (MOS)         LTV RATIO
      -----         ---------

       57.0           79.81%

      116.6           72.93

      124.1           77.73

      190.0           71.27


      115.7           73.24%

DISTRIBUTION OF REMAINING TERMS TO MATURITY


                                                               PERCENTAGE OF
                                NUMBER OF                        AGGREGATE        AVERAGE                         WEIGHTED
RANGE OF REMAINING              MORTGAGE       CUT-OFF DATE     CUT-OFF DATE    CUT-OFF DATE      WEIGHTED        AVERAGE
TERMS TO MATURITY (MOS)           LOANS          BALANCE          BALANCE         BALANCE       AVERAGE DSCR   MORTGAGE RATE
-----------------------           -----          -------          -------         -------       ------------   -------------
51 - 70                            3            $ 29,119,414         3.72%       $ 9,706,471        1.33x           7.061%
71 - 90                            2              15,692,323         2.00          7,846,162        1.38            8.328
91 - 110                           3              11,860,180         1.51          3,953,393        1.42            8.305
111 - 120                         86             708,578,339        90.48          8,239,283        1.33            7.512
121 - 130                          1               4,820,971         0.62          4,820,971        1.29            7.850
131 - 150                          1               1,097,955         0.14          1,097,314        1.22            7.690
171 - 190                          1              11,937,314         1.52         11,937,414        1.20            7.500
                                   -              ----------        -----

TOTAL/WTD. AVG.                   97           $ 783,106,497       100.00%       $ 8,073,263        1.33X           7.526%
                                  ==           =============       ========

   WEIGHTED
    AVERAGE         WEIGHTED
REMAINING TERM      AVERAGE
  TO MATURITY     CUT-OFF DATE
     (MOS)         LTV RATIO
     -----         ---------
      57.0            79.81%
      87.6            60.16
     105.8            59.76
     117.5            73.50
     129.0            76.52
     141.0            68.62
     190.0            71.27


     115.7            73.24%


THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

DISTRIBUTION OF AMORTIZATION TYPES


                                                               PERCENTAGE OF
                                NUMBER OF                        AGGREGATE         AVERAGE                        WEIGHTED
                                MORTGAGE       CUT-OFF DATE     CUT-OFF DATE    CUT-OFF DATE      WEIGHTED         AVERAGE
AMORTIZATION TYPE                 LOANS          BALANCE          BALANCE          BALANCE      AVERAGE DSCR    MORTGAGE RATE
-----------------                 -----          -------          -------          -------      ------------    -------------
Amortizing Balloon (a)            93            $708,364,890         90.46%     $ 7,616,827         1.32x            7.516%
Hyper Amortizing                   3              62,804,293          8.02       20,934,764         1.49             7.643
Fully Amortizing                   1              11,937,314          1.52       11,937,314         1.20             7.500
                                   -              ----------         -----

TOTAL/WTD. AVG.                   97            $783,106,497        100.00%     $ 8,073,263         1.33X            7.526%
                                  ==            ============       =======
    WEIGHTED
    AVERAGE         WEIGHTED
   REMAINING        AVERAGE
    TERM TO       CUT-OFF DATE
 MATURITY (MOS)    LTV RATIO
 --------------    ---------
     114.3             73.38%
     116.5             72.06
     190.0             71.27


     115.7             73.24%


(a) Includes 3 loans with interest only periods of up to 25 months (3.08% of UPB).

DISTRIBUTION OF PREPAYMENT PROVISIONS


                                                               PERCENTAGE OF
                                NUMBER OF                        AGGREGATE         AVERAGE                        WEIGHTED
                                MORTGAGE       CUT-OFF DATE     CUT-OFF DATE    CUT-OFF DATE      WEIGHTED         AVERAGE
PREPAYMENT PROVISION              LOANS          BALANCE          BALANCE          BALANCE      AVERAGE DSCR    MORTGAGE RATE
--------------------              -----          -------          -------          -------      ------------    -------------
Defeasance                        94            $748,476,426         95.58%      $  7,962,515         1.33x            7.519%
Greater of YM or 1% of UPB         3              34,630,071          4.42         11,543,357         1.29             7.680
                                   -              ----------         -----


TOTAL/WTD. AVG.                   97            $783,106,497        100.00%      $  8,073,263         1.33X            7.526%
                                  ==            ============       ========
    WEIGHTED
    AVERAGE         WEIGHTED
   REMAINING        AVERAGE
    TERM TO       CUT-OFF DATE
 MATURITY (MOS)    LTV RATIO
 --------------    ---------
     115.5             73.23%
     119.0             73.54



     115.7             73.24%



THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             LICHTENSTEIN PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                              LOAN INFORMATION

                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $53,050,000             $52,880,926

% OF POOL BY UPB:             6.75%

ORIGINATOR:                   GMACCM

NOTE DATES:                   January 26, 2001 (PA), May 2, 2001 (FL), and
                              December 22, 2000 (MD)

INTEREST RATES:               7.67% (PA), 7.68% (FL), and 7.75% (MD)

AMORTIZATION:                  30 Years

MATURITY DATES:               February 5, 2011 (PA), May 5, 2011 (FL), and
                              January 5, 2011 (MD)

BORROWER/SPONSOR:             One special-purpose, bankruptcy-remote entity (PA)
                              and two special-purpose entities (MD and FL) with a related sponsor.

PARTIAL DEFEASANCE:           After August 2003, Borrower may partially
                              defease the loan by releasing individual properties subject to (i) no event of default
                              (ii) 30 days written notice (iii) release price of 120% of the allocated loan amount
                              (iv) U/W NCF DSCR of 1.30x on remaining
                              properties.

CROSS-COLLATERALIZATION/      Yes/Yes
DEFAULT:

ADDITIONAL FINANCING:         None

CASH MANAGEMENT:              Soft Lockbox. Hard Lockbox and a Cash Flow
                              sweep triggered on all 3 loans if (i) event of default, (ii) Aetna US Healthcare, Inc. or
                              Crown Beverage Packaging fail to renew their leases or (iii) Aetna gives notice they intend to surrender all or a portion of their space.

RESERVES:                     Monthly:
                              --------
                              TI/LC:  $54,450
                              Real Estate Taxes: $76,203
                              Insurance:  $7,320
                              Replacement:  $14,712

                              Upfront:
                              --------
                              Real Estate Taxes: $510,900
                              Insurance: $12,345

EARNOUT RESERVE:              With respect to the PA office portfolio,
                              there is a $1,600,000 fully funded earnout
                              feature pertaining to certain leasing
                              targets.  The Borrower has until November 4,
                              2001 to meet the conditions of the earnout or
                              the funds will be used to pay down the loan.
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------


                            PROPERTY INFORMATION
-----------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            3 Portfolio Loans

PROPERTY TYPE:                     Office/Industrial/Warehouse

LOCATION:                          Allentown, Harrisburg, and Reading, PA;
                                   Jacksonville, FL; and Baltimore, MD

YEARS BUILT/RENOVATED:             Various

THE COLLATERAL:                    The three crossed-collateralized loans
                                   are secured by three
                                   office/industrial/warehouse portfolios
                                   with a total of 954,576 sq. ft.: one in
                                   central-eastern Pennsylvania consisting
                                   of four office properties totaling
                                   345,991 sq. ft.; one in Jacksonville, FL consisting of five office/industrial properties totaling 343,188 sq. ft.; and one in Baltimore, MD consisting of two industrial properties totaling 265,397 sq. ft.

PROPERTY MANAGEMENT:               American Shelter Corporation, an
                                   affiliate of the Borrower

WEIGHTED AVERAGE CURRENT           94.5%
OCCUPANCY:

AGGREGATE UNDERWRITTEN NET CASH    $5,330,698
FLOW:

AGGREGATE APPRAISED VALUE:         $69,890,000

APPRAISAL DATES:                   Various

AGGREGATE CUT-OFF DATE LOAN/SF:    $55.40

WEIGHTED AVERAGE CUT-OFF DATE LTV   73.40%
(NET OF EARNOUT):

WEIGHTED AVERAGE BALLOON LTV:      67.42%

WEIGHTED AVERAGE UWNCF DSCR (NET    1.21x
OF EARNOUT):

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             LICHTENSTEIN PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO LOAN INFORMATION


 ===================== =================== ========================== ================= ==================== =============

                                                                        CUT-OFF DATE
                                                                          BALANCE        WEIGHTED AVERAGE
 PORTFOLIO                  LOCATION             PROPERTY TYPE               ($)           OCCUPANCY (%)         NRSF
 ---------                  --------             -------------               ---           -------------         ----
 Pennsylvania          Allentown,          Office (100%)                $32,879,923              91.90%       345,991
                       Reading &
                       Harrisburg, PA
 --------------------- ------------------- -------------------------- ----------------- -------------------- -------------
 Florida               Jacksonville,       Industrial/Warehouse          11,485,953              98.06        343,188
                       FL                  (80.5%),
                                           Office/Industrial
                                           (19.5%)
 --------------------- ------------------- -------------------------- ----------------- -------------------- -------------
 Maryland              Baltimore, MD       Industrial/Warehouse           8,515,049             100.00        265,397
      (100%)
 ----------------------------------------- -------------------------- ----------------- -------------------- -------------
 TOTAL/WTD. AVG.                                                        $52,880,926              94.5%        954,576
 ----------------------------------------- -------------------------- ----------------- -------------------- -------------


     CUT-OFF
       DATE         UNDERWRITTEN
     LTV (%)        NCF DSCR (X)
     -------        ------------
        73.77% (a)      1.21x(a)

 ----------------- ----------------
        71.39           1.22



 ----------------- ----------------
        74.69           1.21

 ----------------- ----------------
        73.40%          1.21x
 ----------------- ----------------


(a) LTV and DSCR are shown net of earnout for the Pennsylvania Portfolio


FIVE LARGEST TENANTS (A)

                                         LEASE                                                            ANNUALIZED   APPROXIMATE %
                                        EXPIRATION        TENANT                                           BASE RENT      OF TOTAL
     TENANT NAME                           DATE        GLA (SQ. FT.)      % OF GLA       PROPERTY TYPE    PER SQ. FT.     BASE RENT
     -----------                           ----        -------------      --------       -------------    -----------     ---------
 1.  Aetna U.S. Healthcare Inc. (b)      4/30/2007        120,886           12.66%           Office          $16.75         22.78%
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------
     Aetna U.S. Healthcare Inc.          4/30/2007         65,830            6.90            Office           19.75         14.63
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------
       TOTAL/WTD. AVG. AETNA                              186,716           19.56                             17.81         37.41
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------
 2.  Crown Beverage Packaging            6/30/2002        156,797           16.43        Industrial            3.76          6.63
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------
 3.  GE Capital / Ameridata (c)          2/28/2002         20,920            2.19            Office           15.50          3.65
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------
 4.  Omega Medical Labs                  3/31/2006         14,902            1.56            Office           20.22          3.39
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------
                                                                                             Office
     Omega Medical Storage               3/31/2006            700            0.07         (Storage)           10.14          0.08
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------
       TOTAL/WTD. AVG. OMEGA                               15,602            1.63                             19.77          3.47
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------
 5.  Dynatherm Corporation, Inc.        12/31/2001         55,297            5.79        Industrial            5.50          3.42
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------
     TOTAL/WTD.AVG.                                       435,332           45.60%                           $11.14         54.59%
---- -------------------------------- --------------- ---------------- ---------------- ---------------- ------------- -------------


(a) Based on annualized rent as of April and May 2001.
(b) Rated BBB/Baa2/BBB+ (S&P/Moody's/Fitch) as of June 2001.
(c) Rated AAA/Aaa (S&P/Moody's) as of June 2001.


THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                        CORPORATE WOODS OFFICE BUILDINGS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                              LOAN INFORMATION

                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $32,250,000             $32,226,729

% OF POOL BY UPB:             4.12%

ORIGINATOR:                   GMACCM

NOTE DATE:                    May 22, 2001

INTEREST RATE:                7.64%

AMORTIZATION:                 30 Years

MATURITY DATE:                June 5, 2011

BORROWER/SPONSOR:             Seven separate special purpose bankruptcy-remote
                              entities each with an independent director structured as tenants-in-common.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      NAP/NAP
DEFAULT:

ADDITIONAL FINANCING:         None

CASH MANAGEMENT:              Soft lockbox.  If tenants SBC Advanced
                              Solutions, Inc. or Group Health Plan, Inc.
                              fail to renew their leases, Borrower is
                              required to deliver letters of credit up to $1.4 million or a cash flow sweep will occur and captured funds may be applied to re-tenanting costs.

RESERVES:                     Monthly:
                              -------
                              TI/LC: $25,000
                              Taxes: $48,278
                              Insurance: $3,728
                              Replacement: $3,536

                              Upfront:
                              -------
                              Taxes: $337,946
                              Insurance: $6,230

-----------------------------------------------------------------------------



                            PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

LOCATION:                          Earth City, MO

YEAR BUILT/RENOVATED:              1999 & 2000/NAP

THE COLLATERAL:                    Two four-story office buildings with a
                                   total of 282,850 sq. ft. located in the
                                   St. Louis, MO metro area.

PROPERTY MANAGEMENT:               Asset Management & Consulting, an
                                   affiliate of the Borrower

OCCUPANCY (2/1/2001):              100%

UNDERWRITTEN NET CASH FLOW:        $3,440,506

APPRAISED VALUE:                   $43,000,000

APPRAISAL DATE:                    November 15, 2000

CUT-OFF DATE LOAN/SF:              $113.94

CUT-OFF DATE LTV:                  74.95%

BALLOON LTV:                       66.49%

UWNCF DSCR:                        1.25x

-----------------------------------------------------------------------------

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                        CORPORATE WOODS OFFICE BUILDINGS
--------------------------------------------------------------------------------

FIVE LARGEST TENANTS (A)


                                                  LEASE                                           ANNUALIZED      APPROXIMATE %
                                                EXPIRATION        TENANT                           BASE RENT        OF TOTAL
     TENANT NAME                                   DATE        GLA (SQ. FT.)      % OF GLA        PER SQ. FT.       BASE RENT
 1.  SBC Advanced Solutions, Inc. (b)         8/31/2005            141,423         50.00%             $21.56         52.18%
---- ---------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------
     SBC Advanced Solutions, Inc.             8/31/2005             10,754          3.80               20.59          3.79
---- ---------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------
       TOTAL/WTD. AVG.                                             152,177         53.80               21.49         55.97
---- ---------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------
 2.  Group Health Plan, Inc.                  9/25/2006             74,885         26.48               22.87         29.31
---- ---------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------
 3.  Earthgrains Baking Companies (c)         8/14/2004             36,417         12.88               12.50          7.79
---- ---------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------
 4.  Chrysler Financial Company (d)           12/12/2004             9,836          3.48               20.50          3.45
---- ---------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------
 5.  State Farm Mutual Automobile             9/30/2002              3,442          1.22               21.50          1.27
---- ---------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------
     TOTAL/WTD. AVG.                                               276,757         97.86%             $20.65         97.79%
---- ---------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------

(a) Based on annualized rent as of June 2001.
(b) Lease guarantor is rated AA-/Aa3/AA (S&P/Moody's/Fitch) as of June 2001.
(c) Rated BBB/Baa2 (S&P/Moody's) as of June 2001.
(d) Rated A-/A3/A (S&P/Moody's/Fitch) as of June 2001.


THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               KOLLINGER PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                              Loan Information

                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $31,500,000             $31,446,365

% OF POOL BY UPB              4.02%

ORIGINATOR:                   Archon Financial, LP

NOTE DATES:                   March 19, 2001 and May 16, 2001

INTEREST RATES:               7.00%, 7.05%, and 7.62%

AMORTIZATION:                 30 years

MATURITY DATES:               April 1, 2006 and June 1, 2011

BORROWER/SPONSOR:             Three special purpose entities with related
                              sponsors.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      NAP/NAP
DEFAULT:

ADDITIONAL FINANCING:         None

CASH MANAGEMENT:              None

RESERVES:                     Monthly:
                              --------
                              Real Estate Taxes: $28,050
                              Insurance: $11,972
                              Replacement: $17,496

                              Upfront:
                              --------
                              Real Estate Taxes:  $190,090
                              Insurance:  $88,898
                              Replacement: $17,496





                            Property Information
-----------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            3 Single Assets

PROPERTY TYPE:                     Multifamily

LOCATION:                          Lexington (2 properties) and Louisville,
                                   KY

YEARS BUILT/RENOVATED:             1986/1999 (2 properties) and 1989/1998

THE COLLATERAL:                    Three separate loans that are neither
                                   cross-collateralized nor cross-defaulted secured by three multifamily properties containing a total of 896 units, two of which are within the Lexington, KY area and the third located in Louisville, KY.

PROPERTY MANAGEMENT:               Comprehensive Management Services, an
                                   affiliate of the Borrower

WEIGHTED AVERAGE CURRENT
OCCUPANCY:                         92.3%

AGGREGATE UNDERWRITTEN NET CASH
FLOW:                              $3,282,291

AGGREGATE APPRAISED VALUE:         $39,650,000

APPRAISAL DATES:                   February 14, 2001 and March 29,2001

AGGREGATE CUT-OFF DATE LOAN/UNIT:  $35,096.39

WEIGHTED AVERAGE CUT-OFF DATE LTV: 79.32%

WEIGHTED AVERAGE BALLOON LTV:      73.51%

WEIGHTED AVERAGE UWNCF DSCR:       1.28x



COLLATERAL DETAILS


                                                           CUT-OFF DATE BALANCE     UNDERWRITTEN
PROPERTY NAME                               LOCATION                ($)             NCF DSCR (X)         LTV (%)
-------- ----------------------------- ------------------- ---------------------- ----------------- -------------------
     1.  Stoney Falls Apartments       Lexington, KY           $12,291,935              1.37x              79.82%
-------- ----------------------------- ------------------- ---------------------- ----------------- -------------------
     2.  Stoney Brooke Apartments      Lexington, KY             7,622,791                                 79.82
                                                                                        1.25
-------- ----------------------------- ------------------- ---------------------- ----------------- -------------------
     3.  River Oak Apartments          Louisville, KY           11,531,639              1.20               78.45
-------- ----------------------------- ------------------- ---------------------- ----------------- -------------------
         TOTAL/WTD AVG.                                        $31,446,365              1.28X              79.32%
-------- ----------------------------- ------------------- ---------------------- ----------------- -------------------



PROPERTY        UNITS           OCCUPANCY (%)
--------  ------------------- ------------------
     1.          396                  93.00%
--------  ------------------- ------------------
     2.          232                  87.00

--------  ------------------- ------------------
     3.          268                  95.00
--------  ------------------- ------------------
                 896                  92.28%
--------  ------------------- ------------------

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               FIG GARDEN VILLAGE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------


                              LOAN INFORMATION

PRINCIPAL BALANCE:           ORIGINAL                 CUT-OFF DATE
                             --------                 ------------
                             $30,000,000              $29,935,440

% OF POOL BY UPB:            3.82%

ORIGINATOR:                  German American Capital Corporation


NOTE DATE:                   March 23, 2001

INTEREST RATE:               7.25%

AMORTIZATION:                30 Years

ARD DATE:                    April 1, 2011

BORROWER/SPONSOR:            The Borrower is a single-purpose, bankruptcy-
                             remote entity.

CALL PROTECTION:             Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/     NAP/NAP
DEFAULT:

ADDITIONAL FINANCING:        None

CASH MANAGEMENT:             Soft lockbox.  Cash flow sweep following an
                             event of default, a drop of DSCR below 1.10x or upon one month prior to the Anticipated
                             Repayment Date.

RESERVES:                    Monthly:
                             --------
                             TI/LC: $11,019
                             Taxes: $33,833
                             Insurance: $4,024
                             Replacement: $3,861

                             Upfront:
                             -------
                             Taxes: $33,833
                             Insurance: $8,048
                             TI/LC: $185,284


------------------------------------------------------------------------------
                            PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Anchored Retail

LOCATION:                            Fresno, CA

YEAR BUILT/RENOVATED:                1956/2000

THE COLLATERAL:                      A 231,667 sq. ft. community retail
                                     center located in northwest Fresno, CA
                                     with 13 separate buildings situated on
                                     23.4 acres and anchored by
                                     Gottschalk's (NYSE:GOT), Whole Foods
                                     (NASDAQ: WFMI), and Longs Drug Store
                                     (NYSE:LDG).

PROPERTY MANAGEMENT:                 LandValue Management, an affiliate of
                                     the Borrower

CURRENT OCCUPANCY (3/6/2001):        94.0%

UNDERWRITTEN NET CASH FLOW:          $3,267,749

APPRAISED VALUE:                     $40,000,000

APPRAISAL DATE:                      January 23, 2001

CUT-OFF DATE LOAN/SF:                $129.22

CUT-OFF DATE LTV:                    74.84%

BALLOON LTV:                         65.84%

UWNCF DSCR:                          1.33x

-----------------------------------------------------------------------------

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               FIG GARDEN VILLAGE
--------------------------------------------------------------------------------

 FIVE LARGEST TENANTS


                                                                                          ANNUALIZED     APPROXIMATE %
                                 LEASE EXPIRATION        TENANT                         BASE RENT PER    OF TOTAL BASE
            TENANT                     DATE           GLA (SQ. FT.)       % OF GLA         SQ. FT.            RENT
            ------                     ----           -------------       --------         -------            ----
    1.  Gottschalk's                 1/31/2005              30,000         12.95%          $ 3.50              3.09%
------- ----------------------- -------------------- ---------------- ----------------- --------------- -----------------
    2.  Whole Foods                  9/30/2020              29,501          12.73           11.00              9.54
------- ----------------------- -------------------- ---------------- ----------------- --------------- -----------------
    3.  Longs Drug Store             4/01/2019              23,244          10.03           13.50              9.23
------- ----------------------- -------------------- ---------------- ----------------- --------------- -----------------
    4.  Bulldog Brewery Co.          3/31/2012              12,082           5.22           15.60              5.54
------- ----------------------- -------------------- ---------------- ----------------- --------------- -----------------
    5.  Talbot's                     5/31/2013               6,839           2.95           24.60              4.95
------- ----------------------- -------------------- ---------------- ----------------- --------------- -----------------
        TOTAL/WTD. AVG.                                    101,666          43.88%         $10.82             32.34%
------- ----------------------- -------------------- ---------------- ----------------- --------------- -----------------

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                            AMES INDUSTRIAL BUILDING
--------------------------------------------------------------------------------

------------------------------------------------------------------------------


                              Loan Information

PRINCIPAL BALANCE:           ORIGINAL                 CUT-OFF DATE
                             --------                 ------------
                             $28,200,000              $28,162,436

% OF POOL BY UPB:            3.60%

ORIGINATOR:                  Archon Financial, LP


NOTE DATE:                   April 27, 2001

INTEREST RATE:               7.34%

AMORTIZATION:                30 Years

MATURITY DATE:               May 1, 2011

BORROWER/SPONSOR:            Two separate, special-purpose bankruptcy-remote
                             entities, each with an independent director structured as tenants-in-common.

CALL PROTECTION:             Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/     NAP/NAP
DEFAULT:

ADDITIONAL FINANCING:        None

CASH MANAGEMENT:             Hard lockbox

RESERVES:                    Monthly:
                             --------
                             TI/LC: $12,620
                             Taxes: $20,965

------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                            Property Information

SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Industrial

LOCATION:                            Carlisle, PA

YEAR BUILT/RENOVATED:                2000/NAP

THE COLLATERAL:                      A one-story 1,009,445 sq. ft.
                                     industrial warehouse/bulk distribution
                                     center with 35' to 40' clear heights
                                     located west of Harrisburg, PA.  The
                                     center is occupied by a single-tenant,
                                     Ames/True Temper, whose parent
                                     company, US Industries (NYSE: USI) is
                                     rated BB/Ba2/BB+ by
                                     S&P/Moody's/Fitch.  Ames/True Temper
                                     is currently paying $3.51 per sq. ft.
                                     on a lease which expires on November
                                     30,2015.

PROPERTY MANAGEMENT:                 First Industrial L.P.

CURRENT OCCUPANCY (4/3/2001):        100%

UNDERWRITTEN NET CASH FLOW:          $3,061,561

APPRAISED VALUE:                     $40,000,000

APPRAISAL DATE:                      March 8, 2001

CUT-OFF DATE LOAN/SF:                $27.90

CUT-OFF DATE LTV:                    70.41%

BALLOON LTV:                         62.04%

UWNCF DSCR:                          1.31x

-----------------------------------------------------------------------------

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING IN CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN DO NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE. IN ADDITION, WE MUTUALLY AGREE THAT SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF ANY POTENTIAL TRANSACTION OR STRUCTURE DESCRIBED HEREIN THAT ARE NECESSARY TO SUPPORT ANY US FEDERAL INCOME TAX BENEFITS WITHOUT GOLDMAN, SACHS & CO., OR DEUTSCHE BANC ALEX. BROWN, INC. IMPOSING ANY LIMITATION OF ANY KIND.

THIS MATERIAL IS FURNISHED TO YOU BY GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN AND NOT BY THE ISSUER OF THE SECURITIES. GOLDMAN, SACHS & CO. AND DEUTSCHE BANC ALEX. BROWN ARE ACTING AS THE LEAD MANAGERS AND NEITHER OF THESE PARTIES ARE ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES HAS PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS AND NEITHER MAKES ANY REPRESENTATION AS TO THE ACCURACY OF THESE MATERIALS.